Related Party Transactions	12 Months Ended
Dec. 31, 2023
Disclosure of related party [Abstract]
Related Party Transactions

20.	RELATED PARTY TRANSACTIONS
Remuneration of key management (includes the Company's directors and executive team) for the years ended:

Expense by nature for the years ended:	December 31, 2023	December 31, 2022

Short-term employee benefits	9.1	8.8
Share-based payments	16.6	8.7
	$25.7	$17.5
These transactions are in the normal course of operations and all of the transactions are measured at the exchange amount of consideration established and agreed to by the parties. The increase in share-based compensation expense for the year ended December 31, 2023, was primarily due to the Company's increased share price and higher relative total shareholder return performance.